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                                  FORUM FUNDS
                        Brown Advisory Real Estate Fund

                        Supplement dated March 7, 2008
                    to the Prospectus dated October 1, 2007

   On March 4, 2008, the Board of Trustees (the "Board") of Forum Funds (the "Trust") approved a plan to liquidate and terminate the Brown Advisory Real Estate Fund (the "Fund"), upon recommendation by Brown Investment Advisory ("Adviser"), the manager to the Fund. Due to the size of the Fund, the Adviser does not believe that it can continue to conduct its business and operations in an economically efficient manner. As such, the Board concluded that it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.

   In anticipation of the liquidation, the Fund will stop accepting purchases or exchanges into the Fund on March 10, 2008. On or about March 31, 2008 (the "Liquidation Date"), the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares. Once the distribution is complete, the Fund will terminate.

   Please note that you may exchange your shares of the Fund at net asset value at any time prior to the Liquidation Date for shares of another Brown Advisory fund. You also may redeem your shares of the Fund at any time prior to the Liquidation Date. No sales charges, redemption or termination fees will be imposed in connection with such exchanges and redemptions. In general, exchange and redemption are taxable events.

   If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund's liquidation and determine its tax consequences.

   For more information, please contact a Brown Advisory Funds customer service representative at (800) 540-6807.